UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 8/31

Date of reporting period: 11/30/2015

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of November 30, 2015 (Unaudited)

Deutsche Ultra-Short Investment Grade Fund

	Principal Amount ($)	Value ($)
Corporate Bonds 81.8%
Consumer Discretionary 8.5%
American Honda Finance Corp., 144A, 2.125%, 2/28/2017	250,000	253,203
Daimler Finance North America LLC, 144A, 1.45%, 8/1/2016	150,000	150,249
Nissan Motor Acceptance Corp., 144A, 1.026% *, 9/26/2016	100,000	100,061
Toyota Motor Credit Corp., 1.25%, 10/5/2017	350,000	349,859
		853,372
Consumer Staples 2.5%
PepsiCo, Inc., Series 1, 1.0%, 10/13/2017	250,000	249,100
Energy 10.3%
Chevron Corp., 0.874% *, 11/16/2018	250,000	250,118
Shell International Finance BV, 1.25%, 11/10/2017	150,000	149,748
Statoil ASA, 3.125%, 8/17/2017	350,000	360,939
XTO Energy, Inc., 6.25%, 8/1/2017	250,000	270,606
		1,031,411
Financials 49.1%
American Express Credit Corp., 2.375%, 3/24/2017	150,000	152,101
Bank of America Corp.:
1.823% *, 4/27/2016	250,000	250,000
Series 1, 3.75%, 7/12/2016	155,000	157,575
Bank of Montreal, 0.681% *, 4/10/2018	222,000	220,784
Bank of Nova Scotia, 0.631% *, 4/11/2017	150,000	149,770
Berkshire Hathaway Finance Corp., 0.621% *, 1/12/2018	150,000	149,816
BNP Paribas SA:
1.375%, 3/17/2017	150,000	149,993
2.375%, 9/14/2017	150,000	151,650
Branch Banking & Trust Co., 1.45%, 10/3/2016	250,000	250,910
Citigroup, Inc., 1.28% *, 7/25/2016	250,000	250,616
Commonwealth Bank of Australia, 1.9%, 9/18/2017	250,000	252,287
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 0.653% *, 4/28/2017	250,000	249,757
HSBC Bank PLC, 144A, 1.002% *, 5/15/2018	250,000	249,026
ING Bank NV, 144A, 0.664% *, 1/4/2016	250,000	249,957
Morgan Stanley, 3.8%, 4/29/2016	267,000	270,291
New York Life Global Funding, 144A, 1.125%, 3/1/2017	250,000	249,912
Nordea Bank AB, 144A, 1.174% *, 9/17/2018	250,000	251,088
PNC Bank NA, 1.3%, 10/3/2016	217,000	217,843
Royal Bank of Canada:
0.581% *, 10/13/2017	150,000	149,582
0.646% *, 1/23/2017	150,000	150,032
The Goldman Sachs Group, Inc., 5.35%, 1/15/2016	250,000	251,368
The Toronto-Dominion Bank, 0.856% *, 7/23/2018	250,000	249,698
Westpac Banking Corp., 1.062% *, 7/30/2018	235,000	235,189
		4,909,245
Information Technology 5.4%
Apple, Inc., 1.05%, 5/5/2017	240,000	240,571
International Business Machines Corp., 0.527% *, 2/6/2018	150,000	149,377
Oracle Corp., 0.523% *, 7/7/2017	150,000	149,974
		539,922
Telecommunication Services 6.0%
AT&T, Inc., 0.741% *, 2/12/2016	250,000	249,927
Cisco Systems, Inc.:
0.647% *, 6/15/2018	200,000	199,840
1.1%, 3/3/2017	150,000	150,382
		600,149
Total Corporate Bonds (Cost $8,193,526)		8,183,199
Certificates of Deposit and Bank Notes 2.5%
Bank of Montreal, 0.616%, 4/13/2017 (Cost $250,000)	250,000	250,000
Commercial Paper 12.7%
Issued at Discount **
Coca-Cola Co., 0.776%, 10/11/2016	450,000	447,007
ENI Finance U.S.A., Inc., 0.487%, 12/9/2015	325,000	324,965
LMA Americas LLC, 0.488%, 3/1/2016	250,000	249,697
United Technologies Corp., 0.609%, 1/7/2016	250,000	249,846
Total Commercial Paper (Cost $1,271,515)		1,271,515
Municipal Bonds and Notes 2.6%
University of California, State Revenues, Series Y-2, 144A, 0.693% *, 7/1/2041 (Cost $254,949)	255,000	254,862
	Shares	Value ($)
Cash Equivalents 0.2%
Central Cash Management Fund, 0.14% (a) (Cost $19,288)	19,288	19,288
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $9,989,278) †	99.8	9,978,864
Other Assets and Liabilities, Net	0.2	21,918
Net Assets	100.0	10,000,782

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of November 30, 2015.
**	Annualized yield at time of purchase; not a coupon rate.
†	The cost for federal income tax purposes was $9,989,278. At November 30, 2015, net unrealized depreciation for all securities based on tax cost was $10,414. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $806 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,220.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$8,183,199	$—	$8,183,199
Certificates of Deposit and Bank Notes	—	250,000	—	250,000
Commercial Paper	—	1,271,515	—	1,271,515
Municipal Bonds and Notes	—	254,862	—	254,862
Short-Term Investments	19,288	—	—	19,288
Total	$19,288	$9,959,576	$—	$9,978,864

There have been no transfers between fair value measurement levels during the period ended November 30, 2015.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Ultra-Short Investment Grade Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 22, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 22, 2016